UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 22, 2014

                            NEVADA HEALTH SCAN, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      000-54231                 27-4336843
 -------------------------         ------------------         ----------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)

                             1550 Larimer, Ste. 264
                                Denver, CO 80202
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          (Address of principal executive offices, including Zip Code)

            Registrant's telephone number, including area code: None


         (Former name or former address if changed since last report)

Checkappropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure   of  Directors   or  Certain   Officers;   Election  of
            Directors;   Appointment   of   Certain   Officers;   Compensatory
            Arrangements of Certain Officers.

     Effective as of January 22, 2014 Jay Czarkowski was appointed as the Company's Chief Executive Officer and a director and Benjamin J. Barton was appointed as the Company's Chief Financial and Accounting Officer.

     Since June, 2012, Mr. Czarkowski (age 49) has been a managing partner of Canna, LLC d/b/a Canna Advisors, a company providing consulting services for the regulated cannabis industry. In October, 2009, Mr. Czarkowski co-founded Boulder Kind Care, a company which operated a retail marijuana dispensary and a marijuana production facility which focused on the consistent production of large amounts of high quality, pharmaceutical-grade marijuana. Boulder Kind Care was sold in May, 2012. Between 2003 and 2010 Mr. Czarkowski was the managing partner of Construction Design Group, LLC a residential and commercial real estate development company in Colorado. Mr. Czarkowski is a founding member of the National Cannabis Industry Association and a sustaining member of Americans for Safe Access (ASA). Mr. Czarkowski graduated from Norwich University with a Bachelor of Science degree in Electrical Engineering.

     Since 2005 Mr. Barton (age 50) has been the managing member of SCP, a firm which provides consulting services to private and public companies. Mr. Barton holds a Bachelor of Science degree in Political Science from Arizona State University and an MBA degree in finance from UCLA.

     No later than March 22, 2014, which may be extended by an additional 30 days by mutual agreement of the parties, the Company may acquire Canna Advisors from Mr. Czarkowski, on mutually agreed upon terms and conditions.

     Effective January 22, 2014, the Company entered into an employment agreement with Mr. Czarkowski. The agreement has an initial term of two years and provides that the Company will pay Mr. Czarkowski $12,000 per month during the term of the agreement. Pursuant to the employment agreement, Strategic Capital Partners, LLC, the Company's largest shareholder, sold 2,000,000 shares of the Company's common stock to Mr. Czarkowski at a price of $0.02 per share.

     Of these 2,000,000 shares, 1,000,000 shares are subject to vesting requirements. The vesting schedule for the 1,000,000 shares is as follows:

            Number
            of shares               Vesting Date (1)

           400,000                    7/22/2014
           300,000                    1/22/2015
           300,000                    7/22/2015

(1) Vesting will occur for the applicable shares if Mr. Czarkowski is employed by the Company on the vesting date.

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     Notwithstanding the above, none of the 1,000,000 shares will vest until the
Company completes the acquisition of Canna Advisors.

     If during the term of the employment agreement Mr. Czarkowski is Terminated other than For Cause, there is a Change in Control, or Mr. Czarkowski terminates the employment agreement for Good Reason, then, and provided the Company has completed the acquisition of Canna Advisors, all shares which have not yet vested will immediately vest. Notwithstanding the above, the vesting schedule for the shares will not change if the Company has not completed the acquisition of Canna Advisors on the date any of the foregoing events take place.

     All shares that are not vested at the time of termination of Mr. Czarkowski's employment, if such termination is a Termination for Cause or a Voluntary Termination, will be repurchased by the Company at a price of $0.02 per share. Any shares which are not vested and which are not required to be purchased by the Company will be returned to treasury and cancelled.

     The Company also granted Mr. Czarkowski options to purchase up to 1,200,000 shares of the Company's common stock. The terms of the options are shown below.

      Shares Issuable
      Upon Exercise               Option
        of Option          Exercise Price   Vesting Date (1)  Expiration Date
      ------------         --------------   ----------------  ---------------

800,000                      $  8.00          1/22/2015         1/22/2018
400,000                       $12.00          7/22/2015         1/22/2018

(1) The vesting date is the date the options may first be exercised. Vesting will occur for the applicable options if Mr. Czarkowski is employed by the Company on the vesting date.

     Notwithstanding the above, no options can be exercised until the Company completes the acquisition of Canna Advisors. However, if the acquisition of Canna Advisors has been completed prior to the termination of Mr. Czarkowski employment with the Company, then any options which did not vest due to solely to the fact that the acquisition of Canna Advisors had not been completed, will vest.

     If during the term of the employment agreement Mr. Czarkowski is Terminated other than For Cause, there is a Change in Control, or Mr. Czarkowski terminates the employment agreement for Good Reason, then, and provided the Company has completed the acquisition of Canna Advisors, all options which have not yet vested will immediately vest. Notwithstanding the above, the vesting schedule for the options will not change if the Company has not completed the acquisition of Canna Advisors on the date any of the foregoing events take place.

     If the employment agreement is terminated voluntarily by Mr. Czarkowski, or if the employment agreement is terminated by the Company for Cause, the Company will pay Mr. Czarkowski, as his sole and exclusive remedy, all accrued salary and vacation pay to the date of termination.

     If the employment agreement is terminated by the Company other than for Cause, or if Mr. Czarkowski terminates the employment agreement for Good Reason, the Company will pay Mr. Czarkowski, as his sole and exclusive remedy, all accrued salary and vacation pay, to the date of termination, and all salary that would have been paid through January 22, 2016.

      For purposes of the employment agreement:

         "Cause" is defined as:

           (i)   willful or gross neglect causing material harm to the Company;

           (ii)  willful or gross misconduct or insubordination;

           (iii) the commission of fraud, misappropriation or embezzlement causing harm to the Company;

           (iv) a material breach of the employment agreement by Mr. Czarkowski; or

           (v) a conviction or plea of no contest to a felony involving moral turpitude.

         "Change of Control" is defined as:

           (i) a merger, consolidation or reorganization resulting in the Company's shareholders controlling less than 50% of the successor corporation;

           (ii)  the sale of substantially all of the Company's assets; or

           (iii) the sale of more than 50% of the Company's common stock.

         Termination "for Good Reason" is defined as:

           (i) the relocation by the Company of Mr. Czarkowski's principal place of employment from Boulder, Colorado;

           (ii) a material reduction of Mr. Czarkowski's responsibilities and duties;

           (iii) a material breach of the employment agreement by the Company; or

           (iv)  a reduction in Mr. Czarkowski's salary.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2014
                                      NEVADA HEALTH SCAN, INC.


                                      By:/s/ Jay Czarkowski
                                         ---------------------------------
                                          Jay Czarkowski, Chief Executive
                                          Officer